EXHIBIT 99

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2019	40.2	44.1	43.4	41.2	41.2
2020	37.3	31.5

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2019	25.7	26.3	23.5	24.8	100.3
2020	23.3	20.1

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	534.5	537.7	505.8	545.3	2,123.3	2019	7.8%	14.0%	0.4%	5.7%	6.8%
2020	550.7	454.8				2020	3.0%	-15.4%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	190.1	202.1	161.7	197.3	751.2	2019	-3.9%	5.8%	-6.1%	-5.0%	-2.3%
2020	152.1	120.1				2020	-20.0%	-40.6%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	63.4	72.9	57.8	55.6	249.7	2019	28.1%	26.8%	-10.7%	-21.0%	3.1%
2020	44.6	48.0				2020	-29.7%	-34.2%

	Revenues - Bolzoni						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	91.8	90.8	75.8	87.0	345.4	2019	2.6%	3.2%	-10.2%	-0.1%	-1.0%
2020	87.9	64.2				2020	-4.2%	-29.3%

	Revenues - Nuvera						Revenues - Nuvera - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	4.5	2.2	2.4	1.0	10.1	2019	n.m.	n.m.	n.m.	n.m.	n.m.
2020	1.4	0.7				2020	n.m.	n.m.

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	834.8	856.2	766.0	834.8	3,291.8	2019	5.9%	11.8%	-2.3%	-0.7%	3.5%
2020	785.7	654.4				2020	-5.9%	-23.6%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	126.2	139.4	135.0	141.2	541.8	2019	15.1%	16.3%	17.6%	16.9%	16.5%
2020	136.7	103.6				2020	17.4%	15.8%

	Operating Expenses						Operating Expenses as a % of Revenue
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	122.8	116.5	115.5	133.1	487.9	2019	14.7%	13.6%	15.1%	15.9%	14.8%
2020	116.5	94.9				2020	14.8%	14.5%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	3.4	22.9	19.5	8.1	53.9	2019	0.4%	2.7%	2.5%	1.0%	1.6%
2020	20.2	8.7				2020	2.6%	1.3%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2019	4.1	4.7	5.1	4.1	18.0
2020	3.8	3.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2019	(5.4)	(3.1)	(3.6)	0.1	(12.0)
2020	(3.3)	4.0

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	4.7	21.3	18.0	3.9	47.9	2019	31.9%	20.7%	27.2%	12.8%	23.6%
2020	19.7	1.7				2020	20.8%	n.m.

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2019	3.4	16.2	12.8	3.4	35.8
2020	15.3	3.6

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2019	11.2	10.8	10.3	11.0	43.3
2020	10.4	10.4

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2019	594.3	679.7	643.0	611.1	611.1
2020	595.7	577.4

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2019	8.6	9.8	13.0	18.3	49.7
2020	17.6	12.3

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2019	(22.4)	(48.5)	53.6	94.0	76.7
2020	(45.7)	33.7

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2019	(8.0)	(9.6)	(6.9)	(17.5)	(42.0)
2020	(17.4)	(5.9)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2019	(30.4)	(58.1)	46.7	76.5	34.7
2020	(63.1)	27.8

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2019	3.6	52.5	(31.1)	(76.6)	(51.6)
2020	53.1	(18.7)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2019	5.2	5.2	5.3	5.3	21.0
2020	5.3	5.3

	Total Debt
	Q1	Q2	Q3	Q4	FY
2019	309.4	370.9	351.1	287.0	287.0
2020	340.1	337.7

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	551.4	570.1	542.5	577.0	577.0	2019	4.0%	5.9%	5.5%	6.4%	6.4%
2020	542.7	563.7				2020	8.6%	6.3%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Lift Truck Business
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2019	40.2	44.1	43.4	41.2	41.2
2020	37.3	31.5

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2019	25.7	26.3	23.5	24.8	100.3
2020	23.3	20.1

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	534.5	537.7	505.8	545.3	2,123.3	2019	7.8%	14.0%	0.4%	5.7%	6.8%
2020	550.7	454.8				2020	3.0%	-15.4%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	190.1	202.1	161.7	197.3	751.2	2019	-3.9%	5.8%	-6.1%	-5.0%	-2.3%
2020	152.1	120.1				2020	-20.0%	-40.6%

	Revenues - JAPIC						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	63.4	72.9	57.8	55.6	249.7	2019	28.1%	26.8%	-10.7%	-21.0%	3.1%
2020	44.6	48.0				2020	-29.7%	-34.2%

	Revenues - Lift Truck Business						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	788.0	812.7	725.3	798.2	3,124.2	2019	6.0%	12.9%	-2.1%	0.5%	4.2%
2020	747.4	622.9				2020	-5.2%	-23.4%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	112.6	126.9	125.0	130.5	495.0	2019	14.3%	15.6%	17.2%	16.3%	15.8%
2020	123.5	94.8				2020	16.5%	15.2%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	101.8	97.8	97.0	112.8	409.4	2019	12.9%	12.0%	13.4%	14.1%	13.1%
2020	95.5	77.8					12.8%	12.5%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	10.8	29.1	28.0	17.7	85.6	2019	1.4%	3.6%	3.9%	2.2%	2.7%
2020	28.0	17.0				2020	3.7%	2.7%

Lift Truck Business
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2019	3.9	4.5	5.0	4.0	17.4
2020	3.7	2.9

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2019	(5.4)	(2.9)	(2.7)	0.1	(10.9)
2020	(3.0)	4.5

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2019	12.3	27.5	25.7	13.6	79.1	2019	25.2%	24.7%	23.7%	35.3%	26.3%
2020	27.3	9.6				2020	25.6%	n.m.

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2019	9.6	20.3	19.5	8.9	58.3
2020	20.1	10.9

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2019	7.9	7.7	7.2	7.8	30.6
2020	7.2	7.3

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2019	497.4	584.2	554.0	525.4	525.4
2020	497.8	468.8

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2019	5.5	7.1	9.7	15.5	37.8
2020	15.6	11.1

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2019	(19.0)	(66.2)	42.8	95.6	53.2
2020	(45.4)	63.4

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2019	(5.4)	(6.9)	(4.2)	(15.4)	(31.9)
2020	(15.6)	(24.0)

Lift Truck Business
(in millions, except percentage data)

	Cash Flow Before Financing Activities (2)
	Q1	Q2	Q3	Q4	FY
2019	(24.4)	(73.1)	38.6	80.2	21.3
2020	(61.0)	39.4

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2019	0.4	64.9	(25.8)	(81.9)	(42.4)
2020	55.6	(37.3)

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

Bolzoni
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2019	91.8	90.8	75.8	87.0	345.4
2020	87.9	64.2

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2019	15.6	15.5	13.0	14.0	58.1
2020	16.9	11.5

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2019	14.4	13.2	12.3	13.5	53.4
2020	14.2	12.0

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2019	1.2	2.3	0.7	0.5	4.7
2020	2.7	(0.5)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2019	1.0	2.3	0.5	—	3.8
2020	2.6	(0.5)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2019	n.m.	17.4%	n.m.	n.m.	5.3%
2020	n.m.	20.0%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2019	0.3	1.6	0.7	0.2	2.8
2020	2.7	(0.6)

Nuvera
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2019	4.5	2.2	2.4	1.0	10.1
2020	1.4	0.7

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2019	(1.8)	(2.7)	(3.1)	(3.6)	(11.2)
2020	(2.6)	(3.2)

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2019	6.6	5.5	6.2	6.8	25.1
2020	6.8	5.1

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2019	(8.4)	(8.2)	(9.3)	(10.4)	(36.3)
2020	(9.4)	(8.3)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2019	(8.4)	(8.2)	(8.3)	(10.0)	(34.9)
2020	(9.1)	(7.9)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2019	27.4%	26.8%	30.1%	27.0%	27.8%
2020	26.4%	26.6%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2019	(6.1)	(6.0)	(5.8)	(7.3)	(25.2)
2020	(6.7)	(5.8)